UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2020
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Trading Symbol
Common Stock, par value $.01 per share         APTS                 NYSE

Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 3, 2020, PCC TALLAHASSEE, LLC, a Delaware limited liability company ("Tallahassee Seller"), PCC ORLANDO, LLC, a Delaware limited liability company ("Orlando Seller"), PCC COLLEGE STATION, LLC, a Delaware limited liability company ("College Station Seller"), PCC LUBBOCK, LLC, a Delaware limited liability company ("Lubbock Seller"), PCC WACO, LLC, a Delaware limited liability company ("Waco Seller"), PCC TEMPE, LLC, a Delaware limited liability company ("Tempe Seller"), HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware limited liability company ("Kennesaw Seller"), and HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia limited liability company ("Charlotte Seller", and together with Tallahassee Seller, Orlando Seller, College Station Seller, Lubbock Seller, Waco Seller, Tempe Seller and Kennesaw Seller, jointly and severally, "Seller"), each an indirect, wholly-owned subsidiary of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP"), completed the disposition of its fee simple interests in its portfolio of eight student housing communities and other student-housing related assets (collectively, the "Student Housing Portfolio") to TPG REAL ESTATE PARTNERS INVESTMENTS, LLC, a Delaware limited liability company ("Purchaser"), an unrelated third party. The aggregate purchase price paid by the Purchaser to Seller was approximately $478.7 million, exclusive of disposition-related transaction costs. Preferred Apartment Communities, Inc. (the "Company") is the general partner of, and as of June 30, 2020, owner of an approximate 98.5% interest in, PAC-OP. Since the assets of Seller exceeded 10% of the consolidated assets of the Company as of December 31, 2019, the transaction is deemed to be a significant disposition under the asset test from Regulation S-X 1-02(w). The Company therefore submits this Current Report on Form 8-K to provide certain financial information related to its disposition of the Student Housing Portfolio required by Item 9.01(b) of Form 8-K.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on November 3, 2020 regarding the disposition of the Student Housing Portfolio. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including the information contained in the press release attached as Exhibit 99.1 hereto, is being “furnished" and shall not be deemed to be “filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Reference to the Company’s website in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(b)     Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements                     1
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2020                 2
Unaudited Pro Forma Consolidated Statement of Operations
for the six-month period ended June 30, 2020                    3
Unaudited Pro Forma Consolidated Statement of Operations
for the year ended December 31, 2019                        4
Notes to Unaudited Pro Forma Consolidated Financial Statements                 5
Signature                                        8

(d)    Exhibits.

99.1    Press Release Dated November 3, 2020

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regard to a certain real estate disposition transaction. On November 3, 2020, PCC TALLAHASSEE, LLC, a Delaware limited liability company ("Tallahassee Seller"), PCC ORLANDO, LLC, a Delaware limited liability company ("Orlando Seller"), PCC COLLEGE STATION, LLC, a Delaware limited liability company ("College Station Seller"), PCC LUBBOCK, LLC, a Delaware limited liability company ("Lubbock Seller"), PCC WACO, LLC, a Delaware limited liability company ("Waco Seller"), PCC TEMPE, LLC, a Delaware limited liability company ("Tempe Seller"), HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware limited liability company ("Kennesaw Seller"), and HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia limited liability company ("Charlotte Seller", and together with Tallahassee Seller, Orlando Seller, College Station Seller, Lubbock Seller, Waco Seller, Tempe Seller and Kennesaw Seller, jointly and severally, "Seller"), each an indirect, wholly-owned subsidiary of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP"), completed the disposition of its fee simple interests in its portfolio of eight student housing communities and other student housing related assets (collectively, the "Student Housing Portfolio") to TPG REAL ESTATE PARTNERS INVESTMENTS, LLC, a Delaware limited liability company ("Purchaser"), an unrelated third party. The aggregate purchase price paid by the Purchaser to Seller was approximately $478.7 million, exclusive of disposition-related transaction costs.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet is presented as of June 30, 2020 and the Unaudited Pro Forma Consolidated Statements of Operations of the Company are presented for the six-month period ended June 30, 2020 and the year ended December 31, 2019 (the "Pro Forma Periods"), and include certain pro forma adjustments to illustrate the estimated effect of the Company's disposition of the Student Housing Portfolio as described in Note 1. This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results as if the transaction reflected herein had occurred on the date or been in effect during the period indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results in the future and should be read in conjunction with the Company's financial statements as filed on Form 10-K for the year ended December 31, 2019 and on Form 10-Q for the six months ended June 30, 2020.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2020

(In thousands, except per-share par values)	PAC REIT Historical	Disposition of Student Housing Portfolio		PAC REIT Pro Forma

Assets
Real estate
Land	$671,687	$(61,149)	A	$610,538
Building and improvements	3,375,631	(390,521)	A	2,985,110
Tenant improvements	174,565	—		174,565
Furniture, fixtures, and equipment	354,340	(67,342)	A	286,998
Construction in progress	22,539	(435)	A	22,104
Gross real estate	4,598,762	(519,447)		4,079,315
Less: accumulated depreciation	(503,467)	52,487	A	(450,980)
Net real estate	4,095,295	(466,960)	A	3,628,335
Real estate loan investments, net	306,026	—		306,026
Real estate loan investments to related parties, net	2,568	(2,568)	A	—
Total real estate and real estate loan investments, net	4,403,889	(469,528)		3,934,361

Cash and cash equivalents	60,101	251,730	B	311,831
Restricted cash	56,333	(4,949)	A	51,384
Notes receivable	7,758	—		7,758
Note receivable and revolving lines of credit due from related parties	9,011	—		9,011
Accrued interest receivable on real estate loans	23,046	(1,208)	A	21,838
Acquired intangible assets, net of amortization	145,187	—		145,187
Deferred loan costs on Revolving Line of Credit	950	—		950
Deferred offering costs	4,088	—		4,088
Tenant lease inducements	19,103	—		19,103
Tenant receivables and other assets	89,817	(2,648)	A	87,169

Total assets	$4,819,283	$(226,603)		$4,592,680

Liabilities and equity
Liabilities
Mortgage notes payable, net	$2,762,291	$(214,999)	A	$2,547,292
Revolving line of credit	92,500	—		92,500
Unearned purchase option termination fees	1,585	—		1,585
Deferred revenue	37,862	—		37,862
Accounts payable and accrued expenses	56,143	(3,764)	A	52,379
Deferred liability to Former Manager	23,168	—		23,168
Contingent liability due to Former Manager	14,880	—		14,880
Accrued interest payable	7,927	(808)	A	7,119
Dividends and partnership distributions payable	20,570	—		20,570
Acquired below market lease intangibles	57,793	—		57,793
Prepaid rent, security deposits, and other liabilities	34,568	(2,802)	A	31,766
Total liabilities	3,109,287	(222,373)		2,886,914

Commitments and contingencies

Equity
Stockholders' equity
Series A Redeemable Preferred Stock, $0.01 par value per share; 3,050 shares authorized;
2,026 shares issued; 1,991 shares outstanding at June 30, 2020	20	—		20
Series A1 Redeemable Preferred Stock, $0.01 par value per share; up to 1,000 shares
authorized; 68 shares issued and outstanding June 30, 2020	—	—		—
Series M Redeemable Preferred Stock, $0.01 par value per share; 500 shares authorized;
106 shares issued; 93 shares outstanding at June 30, 2020	1	—		1
Series M1 Redeemable Preferred Stock, $0.01 par value per share; up to 1,000 shares
authorized; 5 shares issued and outstanding at June 30, 2020	—	—		—
Common Stock, $0.01 par value per share; 400,067 shares authorized; 49,283 shares issued and
outstanding at June 30, 2020	493	—		493
Additional paid-in capital	1,917,212	—		1,917,212
Accumulated (deficit) earnings	(206,724)	(3,690)	A, C	(210,414)
Total stockholders' equity	1,711,002	(3,690)		1,707,312
Non-controlling interest	(1,006)	(540)	A	(1,546)
Total equity	1,709,996	(4,230)		1,705,766

Total liabilities and equity	$4,819,283	$(226,603)		$4,592,680

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2020

		Disposition of		PAC REIT
	PAC REIT	Student Housing
(In thousands, except per-share par values)	Historical	Portfolio		Pro Forma
Revenues:
Rental and other property revenues	$223,440	$(24,373)	AA	$199,067
Interest income on loans and notes receivable	23,846	—		23,846
Interest income on note from related party	3,141	(387)	AA	2,754
Miscellaneous revenues	3,952	—		3,952

Total revenues	254,379	(24,760)		229,619

Operating expenses:
Property operating and maintenance	33,641	(5,317)	AA	28,324
Property salary and benefits to related party	10,911	(1,901)	AA	9,010
Property management costs	3,045	(277)	AA	2,768
Real estate taxes and insurance	32,031	(3,460)	AA	28,571
General and administrative	15,211	(56)	AA	15,155
Equity compensation to directors and executives	476	—		476
Depreciation and amortization	101,302	(10,285)	AA	91,017
Asset management and general and administrative
expense fees to related party	3,099	(312)	AA	2,787
Provision for expected credit losses	5,615	(387)	AA	5,228
Management internalization expense	179,251	—		179,251
Total operating expenses	384,582	(21,995)		362,587

Waived asset management and
general and administrative expense fees	(1,136)	282	AA	(854)

Net operating expenses	383,446	(21,713)		361,733

Operating income (loss)	(129,067)	(3,047)		(132,114)

Interest expense	60,729	(5,402)	AA	55,327
Loss on extinguishment of debt	(6,156)	—		(6,156)
Gain on the sale of real estate loan investment	479	—		479

Net (loss) income	(195,473)	2,355		(193,118)

Less consolidated net (loss) income attributable
to non-controlling interests	3,407	(39)	BB	3,368

Net (loss) income attributable to the Company	(192,066)	2,316		(189,750)

Dividends to preferred stockholders	(68,692)	—		(68,692)
Earnings attributable to unvested restricted stock	(13)	—		(13)

Net (loss) income attributable to common stockholders	$(260,771)	$2,316		$(258,455)

Net (loss) income per share of Common Stock
attributable to common stockholders, basic and diluted	$(5.47)			$(5.42)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	47,674			47,674

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2019

		Disposition of		PAC REIT
	PAC REIT	Student Housing
(In thousands, except per-share par values)	Historical	Portfolio		Pro Forma
Revenues:
Rental and other property revenues	$406,916	$(46,648)	AA	$360,268
Interest income on loans and notes receivable	49,542	—		49,542
Interest income on note from related party	11,946	(618)	AA	11,328
Miscellaneous revenues	2,023	—		2,023

Total revenues	470,427	(47,266)		423,161

Operating expenses:
Property operating and maintenance	59,845	(11,251)	AA	48,594
Property salary and benefits to related party	20,693	(4,561)	AA	16,132
Property management costs	13,981	(1,862)	AA	12,119
Real estate taxes and insurance	56,832	(6,439)	AA	50,393
General and administrative	5,772	(4)	AA	5,768
Equity compensation to directors and executives	1,223	—		1,223
Depreciation and amortization	185,065	(22,007)	AA	163,058
Asset management and general and administrative
expense fees to related party	33,516	(3,796)	AA	29,720
Loan loss allowance	2,038	(1,624)	AA	414
Management internalization expense	2,988	—		2,988
Total operating expenses	381,953	(51,544)		330,409
Waived asset management and
general and administrative expense fees	(11,764)	3,202	AA	(8,562)

Net operating expenses	370,189	(48,342)		321,847

Operating income before gain on sale of trading investment	100,238	1,076		101,314
Gain on sale of trading investment	1,567	—		1,567
Operating income	101,805	1,076		102,881

Interest expense	111,964	(14,758)	AA	97,206
Change in fair value of net assets of consolidated VIEs
from mortgage-backed pools	1,831	—		1,831
Loss on extinguishment of debt	(84)	—		(84)
Gain on the sale of real estate loan investment	954	—		954

Net (loss) income	(7,458)	15,834		8,376
Less consolidated net (loss) income attributable
to non-controlling interests	214	(294)	BB	(80)

Net (loss) income attributable to the Company	(7,244)	15,540		8,296
Dividends to preferred stockholders	(113,772)	—		(113,772)
Earnings attributable to unvested restricted stock	(17)	—		(17)

Net (loss) income attributable to common stockholders	$(121,033)	$15,540		$(105,493)

Net (loss) income per share of Common Stock
attributable to common stockholders, basic and diluted	$(2.73)			$(2.38)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	44,265			44,265

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

1.Basis of Presentation

On November 3, 2020, Preferred Apartment Communities, Inc. (the “Company”), closed on the sale of its eight student housing properties listed below and a real estate loan investment partially financing Haven 12, a student housing property located adjacent to Mississippi State University in Starkville, Mississippi (the “Student Housing Portfolio”) to an unrelated third party for an aggregate purchase price of approximately $478.7 million, exclusive of closing costs.

Student Housing Property	Beds	University	Location

North by Northwest	679	Florida State University	Tallahassee, FL
SoL	639	Arizona State University	Tempe, AZ
Stadium Village	792	Kennesaw State University	Atlanta, GA
Ursa	840	Baylor University	Waco, TX
The Tradition	808	Texas A&M University	College Station, TX
Knightshade	894	University of Central Florida	Orlando, FL
The Bloc	556	Texas Tech University	Lubbock, TX
Rush	887	University of North Carolina-Charlotte	Charlotte, NC

Total	6,095

The Unaudited Pro Forma Consolidated Balance Sheet includes three columns. The first column labeled "PAC REIT Historical" represents the actual financial position of the Company as of June 30, 2020. The second column, entitled "Disposition of Student Housing Portfolio" represents the pro forma adjustments required in order to reflect the balance sheet impact of the removal of the disposed assets as if the transaction had occurred on June 30, 2020, as described in note 2. The third column, entitled "PAC REIT Pro Forma" presents the pro forma condensed consolidated balance sheet of the Company as of June 30, 2020, excluding the Student Housing Portfolio and real estate loan investment.

The Unaudited Pro Forma Consolidated Statements of Operations include three columns. The first column labeled "PAC REIT Historical" represents the actual results of operations for the six months ended June 30, 2020 and the year ended December 31, 2019. The second column, entitled "Disposition of Student Housing Portfolio" represents the adjustments to remove the historical revenues and expenses of the disposed assets for the periods presented, as described in note 3. The third column, entitled "PAC REIT pro forma" presents the pro forma results of operations of the Company for the six months ended June 30, 2020 and the year ended December 31, 2019, excluding the Student Housing Portfolio. The results presented on the Unaudited Pro Forma Consolidated Statements of Operations assume the sale of the Student Housing Portfolio closed on January 1, 2019 and presents pro forma operating results for the Company for the periods presented.

These Unaudited Pro Forma Financial Statements should not be considered indicative of future results.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements - continued

2. Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(A) The Company received the sales proceeds and removed the carrying values of the disposed Student Housing Portfolio’s assets and liabilities, as shown in the following table.

(In thousands)
Gross sales price	$478,722
Closing and transaction costs	(7,061)
Net sales proceeds	471,661
Less: Carrying value of real estate assets	(466,960)
Less: Carrying value of real estate loan investment	(2,568)
Less: Carrying value of other assets	(11,684)
Less: Carrying value of unamortized DLCs	(2,053)
Plus: Carrying value of other liabilities	7,374

Proforma loss	(4,230)
Less: Attributable to non-controlling interest	540

Proforma loss attributable to common stockholders	$(3,690)

(B) The pro forma adjustment to cash was calculated as follows:

(In thousands)
Net proceeds from purchaser	$254,609
less: Cash balances transferred to purchaser	(2,879)

Net cash adjustment	$251,730

(C) The adjustment to accumulated deficit consists of the excess of cash received from the seller over the carrying value of the net assets transferred. This adjustment is not reflected in the Unaudited Pro Forma Consolidated Statement of Operations as the effect of the transaction is nonrecurring.

3. Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the six-month period ended June 30, 2020 and the year ended December 31, 2019 are as follows:

(AA) These pro forma adjustments remove the actual historical revenues and expenses recorded from the operations of the Student Housing Properties.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements - continued

(BB) Outstanding Class A Units of the Operating Partnership become entitled to pro-rata distributions of profit and allocations of loss as non-controlling interests of the Operating Partnership. The weighted-average percentage of ownership by the non-controlling interests was approximately 1.64% for the six months ended June 30, 2020 and 1.93% for the year ended December 31, 2019. These adjustments reflect the pro-rata adjustment to the amount of net loss attributable to the non-controlling interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: November 6, 2020	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary